UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 17, 2006

Date of report (Date of earliest event reported)

Supertel Hospitality, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia

(State or Other Jurisdiction of Incorporation)

0-25060	52-1889548
(Commission File Number)	(IRS Employer Identification No.)

309 North Fifth Street
Norfolk, NE	68701
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.

On August 18, 2006, Supertel Limited Partnership, a limited partnership 96% owned by Supertel Hospitality, Inc., acquired six Savannah Suites extended-stay hotel facilities from affiliated entities of Savannah Suites. The purchase price for the six hotels was $27,650,000. The hotels are located in: Jonesboro, Georgia; Chamblee, Georgia; Augusta, Georgia; Savannah, Georgia; Stone Mountain, Georgia; and Greenville, South Carolina. The previously disclosed agreements for the purchase of the hotels from Savannah Suites also included an agreement for the purchase of a seventh hotel located in Atlanta, Georgia. The parties to the agreements entered into an amendment of the agreements on August 17, 2006 which provides, in part, that the parties will close on the acquisition of the Atlanta hotel on November 16, 2006.

The form of the purchase agreements for the seven hotels and the amendments of the agreements are filed with this report as Exhibits 2.1 and 2.2, respectively, and incorporated herein by reference.

The $27,650,000 purchase price for the six hotels was funded by $3,382,500 of borrowings from Supertel Hospitality’s existing credit facilities with Great Western Bank and a $17,850,000 term loan and $6,417,500 bridge loan from General Electric Capital Corporation (“GECC”) entered into on August 18, 2006 by Supertel Limited Partnership. The GECC term loan requires monthly interest payments in the first two years of the loan, monthly interest and principal (equal to one-twelfth of one percent of the loan amount) payments in the third year of the loan and monthly interest and principal (amortized over twenty years) payments in the fourth through tenth years of the loan. The principal balance of the GECC term loan is due and payable on September 1, 2016. The GECC term loan bears interest at three-month LIBOR plus 1.70% (reset monthly) and can be converted to a fixed rate equal to the seven-year weekly U.S. dollar interest rate swap plus 1.98% between the seventh and thirty-sixth months of the loan. The GECC bridge loan requires monthly interest payments with the principal balance due and payable on March 1, 2007. The GECC bridge loan bears interest at three-month LIBOR plus 5.00% (reset monthly).

The GECC loans are secured by first priority mortgages or deeds to secure debt on the six acquired hotels and the tangible and intangible property located on or used exclusively in connection with the operations on the hotel properties, including inventory, equipment, fixtures, accounts and general intangibles. The GECC loans contain certain affirmative and negative covenants with which Supertel Limited Partnership must comply, including maintenance of a 1.3:1 fixed charge coverage ratio (as defined in the loan agreement filed with this report as Exhibit 10.1) with respect to the hotels, maintenance of insurance, reporting requirements and restrictions on property transfers and the granting of liens. Customary events of default are included in the GECC loans, including payment defaults, breaches of covenants and insolvency/bankruptcy events, the occurrence of which give GECC the right to accelerate repayment of the loans. The GECC loans are guaranteed by Supertel Hospitality, Inc.

The description of the GECC loans is qualified in its entirety by the loan documents filed with this report as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 of this report is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this report is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.
Financial statements for the hotels acquired from Savannah Suites will be filed under cover of a Form 8-K/A no later than November 2, 2006.
(b) Pro Forma Financial Information.
Pro forma financial information on the Savannah Suites hotel acquisition will be filed under cover of a Form 8-K/A no later than November 2, 2006.
(c) Exhibits.
2.1

Form of Agreement for the Purchase and Sale of an Extended-Stay Facility, dated June 15, 2006, among Supertel Limited Partnership and each of Jonesboro Hotel, Inc., Chamblee Georgia, LLC, Augusta, Inc., Savannah Georgia, Inc., Memorial, LLC, Pine Street, LLC and Greenville Hotel, Inc. (incorporated by reference to Exhibit 2.1 to Supertel Hospitality's Current Report on Form 8-K dated June 15, 2006)

2.2

Amendment to Agreements for the Purchase and Sale of Extended-Stay Facilities, dated August 11, 2006, and Second Amendment to Agreements for the Purchase and Sale of Extended-Stay Facilities, dated August 17, 2006, each among Supertel Limited Partnership and each of Jonesboro Hotel, Inc., Chamblee Georgia, LLC, August, Inc., Savannah Georgia, Inc., Memorial, LLC, Pine Street, LLC and Greenville Hotel, LLC.

10.1

Promissory Notes, Loan Agreement and form of Deed to Secure Debt, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated August 18, 2006, by Supertel Limited Partnership to and for the benefit of General Electric Capital Corporation.

10.2	Unconditional Guaranty of Payment and Performance, dated August 18, 2006, by Supertel Hospitality, Inc. to and for the benefit of General Electric Capital Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Supertel Hospitality, Inc.

Date: August 23, 2006	By: /s/ Donavon A. Heimes
Name: Donavon A. Heimes
Title: Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit	Description	Page. No.
2.1

Form of Agreement for the Purchase and Sale of an Extended-Stay Facility, dated June 15, 2006, among Supertel Limited Partnership and each of Jonesboro Hotel, Inc., Chamblee Georgia, LLC, Augusta, Inc., Savannah Georgia, Inc., Memorial, LLC, Pine Street, LLC and Greenville Hotel, Inc. (incorporated by reference to Exhibit 2.1 to Supertel Hospitality's Current Report on Form 8-K dated June 15, 2006)

2.2

Amendment to Agreements for the Purchase and Sale of Extended-Stay Facilities, dated August 11, 2006, and Second Amendment to Agreements for the Purchase and Sale of Extended-Stay Facilities, dated August 17, 2006, each among Supertel Limited Partnership and each of Jonesboro Hotel, Inc., Chamblee Georgia, LLC, August, Inc., Savannah Georgia, Inc., Memorial, LLC, Pine Street, LLC and Greenville Hotel, LLC.

10.1

Promissory Notes, Loan Agreement and form of Deed to Secure Debt, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated August 18, 2006, by Supertel Limited Partnership to and for the benefit of General Electric Capital Corporation.

10.2	Unconditional Guaranty of Payment and Performance, dated August 18, 2006, by Supertel Hospitality, Inc. to and for the benefit of General Electric Capital Corporation.